UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010

Irvine Sensors Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-08402	33-0280334
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Red Hill Avenue, Costa Mesa, California	92626
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 549-8211

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 8, 2010, Irvine Sensors Corporation (the “Company”) notified the Staff of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company does not believe it will be able to comply with the $1.00 minimum bid price requirement for continued listing set forth in Nasdaq Marketplace Rule 5550(a)(2) by September 13, 2010. On September 9, 2010, the Company received a determination from the Nasdaq Hearings Panel that the Company’s securities will be delisted from Nasdaq and that Nasdaq will suspend the trading of such securities effective at the open of trading on September 13, 2010.

The Company believes that a market maker has applied to transfer the listing of the Company’s common stock to the OTC Bulletin Board (the “OTCBB”). There can be no assurance when the Company’s securities will be quoted on the OTCBB, if at all, or that the Company will be able to maintain such a quotation.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this Current Report on Form 8-K, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company, management’s beliefs, and certain assumptions made by the Company, and events beyond the Company’s control, all of which are subject to change. Such forward-looking statements include, but are not limited to, statements relating to the Company’s belief that its common stock will be quoted on the OTCBB, the timing of such quotation, the ability to attract and retain OTCBB market makers and the ability of the Company’s common stock to remain quoted on the OTCBB. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “likely,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results or the commitments made by the Company herein, and they are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties referred to above include, but are not limited to, the possibility that the Company’s common stock will not be quoted on the OTCBB or that such quotation will be delayed, that the Company will not be able to maintain such quotation, that the Company’s stock price could decline further, and such other factors described in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K speak only as of the date they are made. The Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRVINE SENSORS CORPORATION
(Registrant)

Dated: September 10, 2010	/s/ JOHN J. STUART, JR.

John J. Stuart, Jr. Senior Vice President and Chief Financial Officer